National Life Insurance Company

National Variable Annuity Account II

National Variable Life Insurance Account

Supplement dated December 15, 2009

to the Prospectuses dated May 1, 2009, each as supplemented October 1, 2009 and December 8, 2009 for the Varitrak, Investor Select

and Sentinel Estate Provider Policies

and

to the Prospectus dated May 1, 2009, as supplemented October 1, 2009 and December 8, 2009 for the Sentinel Advantage Variable Annuity Contract

The policies or contracts listed above issued by National Life Insurance Company (“we” or “us”) have investment options that invest in the Van Eck Worldwide Real Estate Fund (the “Worldwide Real Estate Fund”), a series of the Van Eck Worldwide Insurance Trust.  We have been informed that the Worldwide Real Estate Fund will be liquidated on December 18, 2009 (the “Liquidation Date”). The original liquidation date of December 8, 2009, was postponed.  After the Liquidation Date, all contract or policy values in the subaccount that invests in the Worldwide Real Estate Fund will be transferred to the subaccount that invests in the Sentinel Variable Products Money Market Fund.

If you have any questions, please contact us at 1-800-732-8939.

THIS SUPPLEMENT SHOULD BE READ CAREFULLY TOGETHER WITH THE APPLICABLE PROSPECTUS, AND BOTH DOCUMENTS SHOULD BE KEPT TOGETHER FOR FUTURE REFERENCE.